SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 16, 2009
EMERSON RADIO CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-07731	22-3285224

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

9 Entin Road, Parsippany, New Jersey	07054

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 884-5800
Not Applicable
(Former Address, if changed since Last Report) (Zip Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURE

Item 8.01.	Other Events.
     On April 16, 2009, Emerson Radio Corp. (“Emerson”), entered into an agreement (the “Agreement”) with Advanced Sound and Image, LLC, a Delaware limited liability company (“ASI”), ADCOM, LLC, an Arizona limited liability company (“ADCOM”), Quality Technology Electronics (Thailand) LTD, a Thai corporation (“QTE”) and Daniel Donnelly, pursuant to which, among other things, Emerson sold to ASI all of its membership interest in ASI. Also, in exchange for $200,000 ($50,000 of which is payable to Emerson on May 18, 2009), Emerson sold to QTE all of Emerson’s right, title and interest in and to certain loan documentation (the “Loan Documentation”) relating to a secured line of credit made available to ASI under which approximately $1,200,000 was due and payable to Emerson as of April 16, 2009; provided, that Emerson shall retain all right, title and interest in and to the Loan Documentation until the remaining $50,000 is received by Emerson. The Agreement also contained indemnification provisions and mutual releases by the parties. In connection with this transaction, Emerson anticipates the impact on its results for its fiscal year ended March 31, 2009 to be a loss of approximately $1,200,000. As previously disclosed, Emerson and ADCOM had formed ASI in February 2008 for the primary purpose of manufacturing, selling, distributing and/or licensing audio and video equipment for the home and/or office.
Forward Looking Statements
     This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON RADIO CORP.
By:	/s/ Greenfield Pitts
Greenfield Pitts
Chief Financial Officer

Dated: April 22, 2009